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                                                                    Exhibit 10.4

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of June 1, 2000 by and among HQ Global Holdings, Inc., a Delaware corporation (the "Company") and CarrAmerica Realty Corporation, a Maryland corporation ("Carr").

          This Agreement is in connection with (i) the Stockholders Agreement of even date herewith (the "Stockholders Agreement") among the Company, as issuer of the common stock, par value $.01 per share (the "Securities"), FrontLine Capital Group (formerly known as Reckson Service Industries, Inc.) ("RSI"), Carr, and (ii) the Agreement and Plan of Merger among RSI, VANTAS Incorporated, a Nevada corporation ("VANTAS"), Carr and HQ Global Workplaces, Inc., a Delaware corporation ("HQ Global"), (iii) the Stock Purchase Agreement dated as of January 20, 2000 by and between RSI and Carr, and (iv) the Stock Purchase Agreement dated as of January 20, 2000 by and among RSI, VANTAS, Carr, OmniOffices (UK) Limited and OmniOffices (Lux) 1929 Holding Company S.A. In order to induce Carr to consummate the transactions contemplated by the foregoing agreements, the Company has agreed to provide to the Holders (as hereinafter defined) the registration rights set forth in this Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1.   Definitions. As used in this Agreement, the following
               -----------
capitalized defined terms shall have the following meanings:

     "Advice" shall have the meaning set forth in the last paragraph of Section
      ------
3 hereof.

     "Affiliate" has the same meaning as given to that term in Rule 405 under
      ---------
the Securities Act or any successor rule thereunder.

     "Agreement" shall have the meaning set forth in the preamble to this
      ---------
Agreement.

     "Business Day" means any day other than a Saturday, a Sunday, or a day on
      ------------
which banking institutions in The City of New York are authorized or required by law, executive order or regulation to remain closed.

     "Company" shall have the meaning set forth in the preamble to this
      -------
Agreement and also includes the Company's successors and permitted assigns.

     "Effectiveness Period" shall have the meaning set forth in Section 2(a)
      --------------------
hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time.

     "Holder" shall mean Carr and each holder of Registrable Securities that
      ------
becomes a party hereto after the date hereof in accordance with the terms of this Agreement, for so long as any of them own any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become holders of record of Registrable Securities.
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     "Inspectors" shall have the meaning set forth in Section 3(i) hereof.
      ----------

     "IPO" shall have the meaning set forth in the Stockholders Agreement.
      ---

     "Issue Date" shall mean the date of original issuance of the Securities
      ----------
pursuant to the Agreement.

     "Person" shall mean an individual, partnership, corporation, joint venture,
      ------
trust or unincorporated organization, limited liability corporation, other form of business or legal entity or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Shelf Registration
      ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.

     "Records" shall have the meaning set forth in Section 3(i) hereof.
      -------

     "Registrable Securities" shall mean the Securities; provided, however, that
      ----------------------                             --------  -------
Securities shall cease to be Registrable Securities when the earlier of the following occurs (i) a Shelf Registration Statement with respect to such Securities for the resale thereof shall have been declared effective under the Securities Act and such Securities shall have been disposed of pursuant to such Shelf Registration Statement, (ii) such Securities shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or are eligible to be sold without restriction as contemplated by Rule 144(k) or (iii) such Securities shall have ceased to be outstanding.

     "Registration Expenses" shall mean any and all expenses incident to
      ---------------------
performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, (ii) all fees and expenses
           ----
incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for all underwriters or Holders as a group in connection with blue sky qualification of any of the Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Shelf Registration Statement, any Prospectus and any amendments or supplements thereto, (iv) all fees and expenses incurred in connection with the listing, if any, of the Registrable Securities on any securities exchange or quoted on NASDAQ, and (v) all fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance.

     "Rule 144(k) Period" shall mean the period of two years (or such shorter
      ------------------
period as may hereafter be referred to in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Issue Date.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

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

     "Securities" shall have the meaning set forth in the recitals hereto.
      ----------

     "Securities Act" shall mean the Securities Act of 1933, as amended from
      --------------
time to time.

     "Shelf Registration" shall mean a registration effected pursuant to Section
      ------------------
2(a) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement
      ----------------------------
of the Company pursuant to the provisions of Section 2(a) hereof which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

          2.   Registration Under the Securities Act.
               -------------------------------------

          (a)  Shelf Registration.  The Company shall file a Shelf Registration
               ------------------
Statement providing for the sale by the Holders of all of the Registrable Securities then owned by the Holders (or which the Holders may be entitled to receive) within thirty (30) days after the IPO and shall use its best efforts to have such Shelf Registration Statement declared effective by the SEC within 90 days after the IPO. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company in writing, within 10 Business Days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

          The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective and the Prospectus usable for resales during the Rule 144(k) Period (subject to extension pursuant to the provisions of this paragraph), or for such shorter period which will terminate when all of the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Registrable Securities (the "Effectiveness Period"); provided, however, that up to 60 days
                 --------------------    --------  -------
on not more than two occasions in any twelve-month period (any such period being referred to herein as a "Blackout Period"), the Company shall be permitted to
                         ---------------
suspend sales of Securities: (i) if the Shelf Registration Statement is no longer effective or the Prospectus is no longer usable for resales due to a good faith determination by the Company that the sale of the Registrable Securities pursuant to the Shelf Registration Statement would require disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential or (ii) if the Company is engaged in or has completed an underwritten public offering and the underwriters' lock-up period with respect to sales of common stock (or securities convertible into common stock) has not expired; provided, however, that subsequent to the earlier
                               --------  -------
of (x) 12 months after the IPO and (y) the Company's completion of two underwritten

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

public offerings after the IPO, any Blackout Period imposed by the Company in connection with underwriters' lock-up periods shall extend for no more than 30 days after the completion of an underwritten public offering and, to the extent such Holder together with any Affiliates owns less than 10% of the Company's outstanding classes of common stock, the Company shall have no further right to suspend sales of Securities in connection with underwriters' lock-up periods. No Blackout Period may commence fewer than 90 days following (i) the expiration of a preceding Blackout Period, or (ii) the IPO. In addition, the Company shall be permitted to suspend sales of Securities if it makes a good faith determination that the Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                                       --------
however, that under these circumstances the Company shall use its best efforts
-------
to terminate the related Blackout Period by causing the Prospectus to be amended, modified or supplemented as promptly as reasonably practicable so as not to include such an untrue statement or omit such a material fact and, provided further that the maximum number of days that the Company may suspend sales in any twelve month period under any suspension right set forth in this
Section 2(a) shall be 120 days. Each Holder agrees that it shall give the Company notice of not less than 5 Business Days prior to disposing of any Registered Securities under the Shelf Registration Statement so that the Company may make any determination to suspend sales of Securities as contemplated in the preceding sentence. In addition, each Holder agrees that it shall not dispose of Registrable Securities under the Shelf Registration Statement in any underwritten offering by one or more Holders of less than an aggregate of $20 million of Registrable Securities determined on the price per share offered to the public. The Company will, upon the effectiveness of a Shelf Registration Statement, provide to each Holder a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement, and, at that time, notify each such Holder that the Shelf Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Registrable Securities. The Company further agrees to supplement or amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any supplement or amendment to the Prospectus promptly after its being used or filed with the SEC.

          (b)  Expenses.  The Company, as issuer of the Securities, shall pay
               --------
all Registration Expenses in connection with any Shelf Registration Statement filed pursuant to Section 2(a) hereof and will reimburse any single counsel designated in writing by the Holders of a majority of the Registrable Securities to act as counsel for the Holders of the Registrable Securities in connection with a Shelf Registration Statement, which other counsel shall be reasonably satisfactory to the Company; provided, however, that such reimbursement shall in
                             --------  -------
no event exceed an aggregate of $10,000. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

          (c)  Effective Shelf Registration Statement.  A Shelf Registration
               --------------------------------------
Statement will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been
                               --------  -------
declared effective, the offering of Registrable

Securities pursuant to such Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. The Company will be deemed not to have used its best efforts to cause a Shelf Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Shelf Registration Statement not being declared effective or that would result in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action is required by applicable law. If the Company has not used its best efforts to maintain the effectiveness of a Shelf Registration Statement and the offering of Registrable Securities pursuant to such Shelf Registration Statement therefore is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, then each day that the effectiveness of a Shelf Registration Statement is suspended shall apply to the Blackout Period limitation in Section 2(a) hereof.

          (d)  Specific Enforcement.  Without limiting the remedies available to
               --------------------
the Holders at law or in equity, the Company acknowledges that any failure by it to comply with its obligations under Section 2(a) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief in any court having jurisdiction as may be required to specifically enforce the Company's obligations under Section 2(a) hereof.

          3.   Registration Procedures.  In connection with the obligations of
               -----------------------
the Company with respect to the Shelf Registration Statement pursuant to Section 2(a) hereof, the Company shall use its best efforts to:

          (a) prepare and file with the SEC a Shelf Registration Statement as prescribed by Section 2(a) hereof on the appropriate form under the Securities Act, which form shall (i) be selected by the Company, (ii) be available for the sale of the Registrable Securities by the selling Holders thereof, and (iii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; the Company shall use its best efforts to cause such Shelf Registration Statement to become effective and remain effective and the Prospectus usable for resales in accordance with Section 2 hereof; provided,
                                                                   --------
that before filing such Shelf Registration Statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holders whose Registrable Securities are included in the Shelf Registration Statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to the Holders.

          (b) prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the Effectiveness Period, subject to the provisos contained in the second paragraph in Section 2(a), and cause each Prospectus to be supplemented, if so determined by the Company or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by a Shelf Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;

          (c) register or qualify the Registrable Securities under all applicable securities or "blue sky" laws of such jurisdictions (domestic or foreign) by the time the applicable Shelf Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Shelf Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, keep such registration or qualification in effect for so long as such Shelf Registration Statement remains in effect and use its best efforts to obtain all appropriate registrations, permits and consents required in connection therewith, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not
                                 --------  -------
be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

          (d) promptly notify each Holder of Registrable Securities, their counsel and the managing underwriters, if any, and promptly confirm such notice in writing (i) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Shelf Registration Statement or the qualification of the Registrable Securities in any jurisdiction described in
Section 3(c) hereof or the initiation of any proceedings for that purpose, (ii) if, between the effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any purchase agreement, securities sales agreement or other similar agreement cease to be true and correct in all material respects, and (iii) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in a Shelf Registration Statement or the related Prospectus untrue in any material respect or which causes such Shelf Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (e) obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment;

          (f) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to the Shelf Registration Statement;

          (g) promptly after the occurrence of any event specified in Section 3(d)(i) or 3(d)(iii) (subject to the second paragraph of Section 2(a)) hereof, prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company shall notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

          (h) if requested by the Holders of Registrable Securities in connection with a firm commitment underwritten offering of at least $20 million in public offering price of Registrable Securities: (i) enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and make such representations and warranties to the underwriters (if any), with respect to the business of the Company and its subsidiaries as then conducted and with respect to the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) furnish to the Holders whose Registrable Securities are included in such offering pursuant to the Shelf Registration Statement and to any underwriter of such Registrable Securities opinions of counsel for the Company and updates thereof (which may be in the form of a reliance letter) addressed to each such Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the Shelf Registration or any Prospectus Supplement thereto) in form and substance reasonably satisfactory to such Holder or the managing underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders or underwriters; (iii) furnish to the Holders whose Registrable Securities are included in such offering pursuant to the Shelf Registration Statement and to any underwriter of such Registrable Securities "cold comfort" accountants' letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters signed by the independent public accountants who have audited the Company's financial statements included in a Shelf Registration Statement (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the Holders or underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such Holders or underwriters in accordance with Statement on Auditing Standards No. 72 and with respect to events subsequent to the date of such financial statements; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures;

          (i) if requested by Holders of Registrable Securities in connection with a firm commitment underwritten offering of at least $20 million in public offering price of Registrable Securities make reasonably available for inspection by any selling Holder of Registrable Securities who certifies to the Company that it has a current intention to sell Registrable

Securities pursuant to the Shelf Registration, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during the
                    ----------
Company's normal business hours, all financial and other records, pertinent organizational and operational documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to
                                 -------
enable them to exercise any applicable due diligence responsibilities, and cause the officers, trustees and employees of the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Shelf Registration Statement; records and information which the Company, in good faith, to be confidential and any Records and information which it notifies the Inspectors are confidential shall not be disclosed to any Inspector except where (i) the disclosure of such Records or information is necessary to avoid or correct a material misstatement or omission in such Shelf Registration Statement, (ii) the release of such Records or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) such Records or information previously has been made generally available to the public; each selling Holder of such Registrable Securities will be required to agree in writing that Records and information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public through no fault of an Inspector or a selling Holder; and each selling Holder of such Registrable Securities will be required to further agree in writing that it will, upon learning that disclosure of such Records or information is sought in a court of competent jurisdiction, or in connection with any action, suit or proceeding, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records and information deemed confidential;

          (j) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its securityholders earning statements satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any twelve-month period (or 90 days after the end of any twelve-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Shelf Registration Statement, which statements shall cover said twelve-month periods, provided that the obligations under this Section 3(j) shall be satisfied by the timely filing of quarterly and annual reports on Forms 10-Q and 10-K under the Exchange Act;

          (k) cooperate with each seller of Registrable Securities covered by a Shelf Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

          (l) list all Registrable Securities covered by such Shelf Registration Statement on any securities exchange or inter-dealer quotation system (in each case, domestic or foreign) on which any of the Company's securities are then listed;

          (m) cause all Registrable Securities covered by such Shelf Registration Statement to be registered with or approved by such other U.S. or state government authorities as may be reasonably necessary to enable the Holders whose Registrable Securities are included in a Shelf Registration Statement to consummate the disposition of such Registrable Securities;

          (n) provide a transfer agent and registrar for all Registrable Securities covered by a Shelf Registration Statement not later than the effective date of such Shelf Registration Statement; and

          (o) take all other steps necessary to effect the registration of the Registrable Securities covered by a Shelf Registration Statement contemplated hereby.

          Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event specified in Section 3(d)(i) or 3(d)(iii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(g) hereof or until it is advised in writing (the "Advice") by the Company that the
                                               ------
use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable after the resolution of the related matters an amendment or supplement to the Shelf Registration Statement and related Prospectus.

          4.   Indemnification and Contribution.  (a)  The Company hereby agrees
               --------------------------------
to indemnify and hold harmless each Holder, each underwriter who participates in an offering of the Registrable Securities, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act and
Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

          (i) against any and all loss, liability, claim, damage and expense (including reasonable attorneys' fees and disbursements) and judgments, joint or several, to which they or any of them may become subject whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to

     Section 4(d) hereof) such settlement is effected with the prior written consent of the Company; and

          (iii) against any and all expenses whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by such Holder), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

provided, however, that this indemnity does not apply to any loss, liability,
--------  -------
claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to the Company by such Holder or underwriter expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          (b) Each Holder or underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its trustees and officers (including each officer of the Company who signed the Shelf Registration Statement), and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in such Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no Holder
                                          --------  -------
shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities.

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 4 to the extent that it is not materially prejudiced by such failure as a result thereof, and in any event shall not relieve it from liability which it may have otherwise on account of this Section 4. In the case of parties indemnified pursuant to Section 4(a) or
(b) above, counsel to the indemnified parties shall be selected by such parties. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel), separate from their own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional written release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party shall have validly requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement set forth in this Section 4 is for any reason held to be unenforceable by an indemnified party although applicable in accordance with its terms, the Company, on the one hand, and the Holders, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holders, as incurred;

provided, however, that no Person guilty of fraudulent misrepresentation (within
--------  -------
the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, on the one hand, and the Holders, on the other hand, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this
Section 4, each Affiliate of a Holder, and each director, officer and employee and Person, if any, who controls a Holder or such Affiliate within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Holder, and each trustee and officer of the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

          5.   Participation in an Underwritten Registration.  No Holder may
               ---------------------------------------------
participate in an underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in the underwriting arrangement approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

          6.   Selection of Underwriters.  The Holders of Registrable Securities
               -------------------------
covered by the Shelf Registration Statement who desire to do so may sell the Securities covered by such Shelf Registration in an underwritten offering, subject to the provisions of Section 3(h) hereof. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders; provided, however, that
                                                         --------  -------
such underwriters and managers must be reasonably satisfactory to the Company.

          7.   Miscellaneous.
               -------------

          (a)  Rule 144.  For so long as the Company is subject to the reporting
               --------
requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company will timely file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder; provided, however, that if the Company ceases to be so required to file such
--------  -------
reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of its securities pursuant to Rule 144 under the Securities Act and (b) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          (b)  No Inconsistent Agreements.  The Company has not entered into,
               --------------------------
and will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

          (c)  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided that no
                                                          --------
amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company and the Holders or their successors and assigns to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the SEC) or any change therein and (ii) to the extent any provision of this Agreement relates to the Holders, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by the Holders and the Company.

          (d)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 7(d), which address initially is, with respect to the Holders, the address set forth in the Stockholders Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 7(d); and (ii) if to the Company, initially at the Company's address set forth in the Stockholders Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an overnight courier, including Federal Express or similar courier utilizing overnight delivery.

          (e)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors, assigns and transferees of the Holders, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be
                                --------  -------
deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (f)  Sales During Blackout Period.  Any Holder that sells Registrable
               ----------------------------
Securities during a Blackout Period of which it had written notice shall be deemed to have materially breached this Agreement and shall have no further rights hereunder.

          (g)  Third Party Beneficiaries.  Each transferee of a Seller (and
               -------------------------
subsequent transferees thereof) shall be a third party beneficiary of the agreements made hereunder among the Company and the Holders, and such transferee shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

          (h)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (i)  Headings.  The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (j)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware without giving effect to any provisions relating to conflicts of laws.

          (k)  Severability.  In the event that any one or more of the
               ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (l)  Entire Agreement.  This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   HQ GLOBAL HOLDINGS, INC.



                                   By:      /s/  Joseph D. Wallace
                                            ----------------------
                                      Name:  Joseph D. Wallace
                                      Title: Executive Vice President and Chief
                                             Operating Officer


                                   CARRAMERICA REALTY CORPORATION


                                   By:      /s/  Karen B. Dorigan
                                            ---------------------
                                      Name:  Karen B. Dorigan
                                      Title: Managing Director